NASDAQ: CVO Safe Harbor Statement 2 In addition to results presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"), we use certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP income (loss) from continuing operations, non-GAAP operating income, non-GAAP operating income margin, and adjusted free cash flow. Non-GAAP operating income is defined as operating income excluding integration, acquisition and other charges, stock-based compensation provision, and restructuring and other charges. Non-GAAP operating income margin is calculated by dividing non-GAAP operating income into net sales. Non-GAAP income (loss) from continuing operations excludes integration, acquisition and other charges, stock-based compensation provision, impairment of intangible assets, restructuring and other charges, (gain) loss on early extinguishment of debt, net, and an adjustment to income taxes to reflect an estimated cash tax rate. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, integration, acquisition and other charges, stock-based compensation provision, restructuring and other charges, impairment of intangible assets, gain on bargain purchase, (gain) loss on early extinguishment of debt, net, and (loss) income from discontinued operations, net of taxes. Adjusted free cash flow is defined as Adjusted EBITDA less cash interest, cash taxes, and capital expenditures, net of proceeds from the sale of plant, property and equipment. These are non-GAAP financial measures, as defined herein, and should be read in conjunction with GAAP financial measures. A reconciliation of income (loss) from continuing operations to non-GAAP income (loss) from continuing operations, operating income to non-GAAP operating income, and net income (loss) to Adjusted EBITDA is included as a part hereof. These non-GAAP financial measures are not presented as an alternative to cash flows from continuing operations, as a measure of our liquidity or as an alternative to reported net loss as an indicator of our operating performance. The non-GAAP financial measures as used herein may not be comparable to similarly titled measures reported by competitors. We believe the use of Adjusted EBITDA, non-GAAP income (loss) from continuing operations, non-GAAP operating income, non-GAAP operating income margin and adjusted free cash flow along with GAAP financial measures enhances the understanding of our operating results and may be useful to investors in comparing our operating performance with that of our competitors and estimating our enterprise value. Adjusted EBITDA is also a useful tool in evaluating the core operating results of the Company given the significant variation that can result from, for example, the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets’ lives. We also use Adjusted EBITDA internally to evaluate the operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities. The non-GAAP financial measures included in this presentation are reconciled to their most directly comparable GAAP financial measures in the tables included as part hereof. Statements made in this presentation, other than those concerning historical financial information, may be considered "forward-looking statements," examples of which include statements relating to our 2017 outlook and future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. These forward- looking statements are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward- looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could cause actual results to differ materially from management’s expectations include, without limitation: (i) our substantial level of indebtedness could materially adversely affect our financial condition, liquidity and ability to service or refinance our debt, and prevent us from fulfilling our business obligations; (ii) our ability to pay the principal of, or to reduce or refinance, our outstanding indebtedness; (iii) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (iv) additional borrowings available to us could further exacerbate our risk exposure from debt; (v) United States and global economic conditions have adversely affected us and could continue to adversely affect us; (vi) our ability to successfully integrate acquired businesses with our business; (vii) a decline in our consolidated profitability or profitability within one of our individual reporting units could result in the impairment of our assets, including goodwill and other long-lived assets; (viii) the industries in which we operate our business are highly competitive and extremely fragmented; (ix) a general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (x) factors affecting the United States postal services impacting demand for our products; (xi) the availability of the Internet and other electronic media adversely affecting our business; (xii) increases in paper costs and decreases in the availability of raw materials; (xiii) increases in energy and transportation costs; (xiv) our labor relations; (xv) our compliance with environmental laws; (xvi) our dependence on key management personnel; (xvii) any failure, interruption or security lapse of our information technology systems; and (xviii) the unassured effectiveness of our 2017 Profitability Improvement Plan. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in Cenveo, Inc.’s periodic filings with the SEC, which are available at www.cenveo.com.

NASDAQ: CVO YTD 2017 Sales Waterfall 3 Note: Amounts may not equal due to rounding. in $millions

NASDAQ: CVO YTD 2017 ADJ. EBITDA Waterfall 4 * Offset by variable sales cost change. ** Excludes ~$1.2 million of savings associated with discontinued operations. in $millions

NASDAQ: CVO Q3 2017 Sales Waterfall 5 Note: Amounts may not equal due to rounding. in $millions

NASDAQ: CVO Q3 2017 ADJ. EBITDA Waterfall 6 * Offset by variable sales cost change. ** Excludes ~$1.0 million of savings associated with discontinued operations. in $millions

NASDAQ: CVO 2017 Profitability Improvement Plan (“PIP”) 7 in $millions YTD 2017 Realized Q4 Forecast 2017 Expected 2017 Actions Run Rate 2018 Actions 2018 Expected 2018 Actions Run Rate Full Plan Expectation Workforce Reductions 8.4$ 4.3$ 12.6$ 5.3$ 4.7$ 22.7$ 1.0$ 23.7$ Operational Efficiencies 7.4 3.8 11.3 4.1 1.6 17.0 1.1 18.1 Facil ity Rationalizations (0.6) 0.8 0.1 2.8 0.8 3.8 8.4 12.2 Sell ing Related 2.9 2.1 5.0 2.7 2.9 10.7 0.5 11.2 TOTAL 18.1$ 11.0$ 29.1$ 15.0$ 10.0$ 54.1$ 11.0$ 65.1$ Note: Amounts may not equal due to rounding. in $millions

NASDAQ: CVO Financial Guidance Summary 8 (in $millions) 2017 2018 Initial* Net Sales $1,315.0 - 1,330.0 $1,250.0 - $1,300.0 Adjusted EBITDA $110.0-115.0 $115.0 -$125.0 Cash Interest $70.0 $65.0 - $70.0 Capital Expenditures $25.0 $10.0 - $15.0 Cash Restructuring $10.0 $10.0 - $15.0 Cash Taxes/Pension $0.0 $0.0 - $5.0 Adj. Free Cash Flow** $5-10 $25.0*** * Represents management’s initial plan for 2018. Amounts will be updated with changes, if any, in connection with our Q4 Earnings release in February 2018. ** Excludes changes in working capital. *** Represents the Midpoint of Range.

NASDAQ: CVO Contact Us Company Contacts Ayman Zameli, Executive Vice President Cenveo, Inc. 200 First Stamford Pl Stamford, CT 06902 203-595-3063 www.cenveo.com 9